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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 29, 2000

                                  S2 GOLF INC.
             (Exact Name or Registrant as Specified in its Charter)

New Jersey                              0-14146              22-2388568
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

18 Gloria Lane, Fairfield, NJ                                07004
(Address of Principal Executive Office)                      (Zip Code)

                                 (973) 227-7783
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 29, 2000, S2 Golf Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of S2 Golf Inc. (the "Company"), acquired from James E. Jones and Brian Christopher (the "Selling Shareholders") all of the issued and outstanding shares of Ladies Golf Equipment Company, Inc. ("Ladies Golf"), and on December 31, 2000, Ladies Golf was merged with and into Acquisition Corp., with Acquisition Corp. as the surviving entity. The purchase price was comprised of 1,000,000 shares of Common Stock of the Company, par value $0.01 per share, and a promissory note of the Company in the principal amount of $1,000,000 with a maturity date of December 31, 2001. In addition, the Company satisfied existing debts of Ladies Golf in the aggregate amount of $542,456.49. Consideration for the acquisition was a function of projected sales volume, with a potential post-closing adjustment in the merger consideration shares to be based on (i) realization on accounts receivable in the first six months after the effective date of the merger, and (ii) losses on non-current inventory in the first nine months after the effective date of the merger.

The acquired assets comprise intellectual property, accounts receivable, inventory of Lady Fairway(TM) golf shoes and golf accessories and other physical equipment used by Ladies Golf in the design and distribution of women's golf shoes and golf accessories. The Company intends to use all equipment and physical property acquired to continue designing and distributing the Lady Fairway(TM) shoe and accessory lines.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The financial statements required under this Item 7 are not filed with this initial report on Form 8-K and will instead be filed not later than 60 days following the date on which this Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required under this Item 7 is not filed with this initial report on Form 8-K and will instead be filed not later than 60 days following the date on which this Form 8-K must be filed.

(c) Exhibits.

2.0 Agreement and Plan of Reorganization dated September 22, 2000 among the Company, Acquisition Corp., Ladies Golf and the Selling Shareholders (the "Agreement") (incorporated by reference to Exhibit 2.0 of the Company's Registration Statement No. 333-47908 on Form S-4).
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    The Company agrees that it shall, upon request, furnish to the Securities and Exchange Commission a copy of any disclosure schedule to the Agreement that is not filed with Exhibit 2.0.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                S2 GOLF INC.

Date: 1/12/01                                   /s/ Douglas A. Buffington
                                                --------------------------------
                                                By: Douglas A. Buffington
                                                    President, Chief Operating
                                                    Officer, Chief Financial
                                                    Officer and Treasurer